DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 25. Key decision makers of the partnership are all employees of Brookfield or its subsidiaries, which provides management services under a master services agreement with Brookfield (the “Master Services Agreement”).
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2022, 2021 and 2020:

	Year ended December 31,
(US$ MILLIONS)	2022	2021	2020
Inventory costs	$36,736	$30,333	$22,854
Subcontractor and consultant costs	3,163	3,426	3,557
Concession construction materials and labor costs	323	235	163
Depreciation and amortization expense	3,260	2,283	2,165
Compensation	5,594	4,123	3,546
Other direct costs	4,026	2,751	2,345
Total	$53,102	$43,151	$34,630
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
Total lease expenses relating to short-term and low-value leases included in other direct operating costs for the year ended December 31, 2022 were $26 million (2021: $25 million) and $14 million (2021: $17 million), respectively.